UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 2, 2026

Bank of Marin Bancorp
(Exact name of Registrant as specified in its charter)

California	001-33572	20-8859754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Redwood Blvd., Suite 100, Novato, CA	94947
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 763-4520

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, no par value	BMRC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) Appointment of Principal Accounting Officer. Effective April 2, Bank of Marin Bancorp (NASDAQ: BMRC) and its wholly owned subsidiary, Bank of Marin (collectively the “Company”), appointed Susan Ramirez, First Vice President and Controller, age 45, to also serve as the Company’s Principal Accounting Officer. Ms. Ramirez joined the Company in May 2025 as First Vice President and Controller. Prior to joining the Company, she served as Director of Finance at Summit Funding since 2021. Prior to Summit Funding, from 2015 to 2021, Ms. Ramirez served in senior roles in the finance departments of Rabobank, N.A., and Mechanics Bank after it acquired Rabobank, N.A. Ms. Ramirez is a licensed CPA.

Ms. Ramirez has no family relationships with any director or executive officer and she is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Ramirez has not entered into any material plan, contract, arrangement or amendment with the Company in connection with her appointment as Principal Accounting Officer and her compensation will not be changed as a result of the appointment.

Section 8 - Regulation FD

Item 7.01     Regulation FD Disclosure

The Company also announced that President and Chief Executive Officer Tim Myers, and Executive Vice President and Chief Financial Officer Dave Bonaccorso will discuss its financial results for the quarter ended March 31, 2026, in an earnings call via webcast on Monday, April 27, 2026, at 8:30 a.m. PT/ 11:30 a.m. ET. Results will be released before the earnings call on Monday, April 27, 2026.

Investors will have the opportunity to listen to the webcast online through Bank of Marin’s website at www.bankofmarin.com under “Investor Relations.” To listen to the webcast live, please go to the website at least 15 minutes early to register, download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available at the same website location shortly after the call.

The Press Release regarding the release of financial results is attached as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description

99.1	Press release dated April 2, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 2, 2026	BANK OF MARIN BANCORP
		By:	/s/ David Bonaccorso
David Bonaccorso
Executive Vice President
and Chief Financial Officer